UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 30, 2008

STANDARD MICROSYSTEMS CORPORATION
(Exact name of Company as specified in its charter)

DELAWARE	0-7422	11-2234952
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

80 Arkay Drive, Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)
(631) 435-6000
(Company’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangements of Certain Officers.
On April 30, 2008 the Compensation Committee of the Registrant (the “Committee”) approved grants of 701,595 stock appreciation rights (“SARS”) to the employees of the Registrant. This grant is the first general grant of SARS or stock options to a significant number of the employee population since October 13, 2006. The SARS granted vest over 4 or 5 years in equal increments. The grants will be made and priced at fair market value using the closing price of the Registrant’s stock on the NASDAQ on May 12, 2008.
Included in the above grants to employees, the following SAR grants will be made to the following executive officers of the Registrant on May 12, 2008: 20,000, 16,000, 2,500, and 15,000 SARs, respectively to Messrs. Aaron Fisher (Senior Vice President of Products and Technology), Peter Byrnes (Vice President Operations), Walter Siegel (Vice President and General Counsel) and Joseph Durko (Vice President, Corporate Controller and Chief Accounting Officer). In addition, the Board of Directors of the Registrant had previously resolved that future SAR grants approved for the General Counsel, if any, shall be granted on the same quarterly dates as grants to the Directors of the Registrant. Unless changed by the Committee or Board of Directors, beginning on July 15, 2008, Walter Siegel (Vice President and General Counsel) will be granted 2,500 SARS on a quarterly basis. SARs granted to executive officers vest in four equal annual increments of twenty five percent (25%) of the amount of the initial grant.
On April 30, 2008, the Committee also approved the fiscal year 2009 Management Incentive Plan (the “FY 09 MIP”) and the form of the FY 09 MIP agreement for participants in the FY 09 MIP, annexed hereto as Exhibit 10.1 and incorporated herein by reference. As part of this process the Committee and the Board approved target bonus amounts for the Chief Executive Officer and other executive officers expected to be named in the Registrant’s proxy statement for its 2008 annual meeting of stockholders (collectively the “NEOs”) scheduled to take place on July 10, 2008. Expressed as a percentage of salary, the target bonuses available to be earned by the NEOs, including possible increases for over achievement of goals as described below, range from 40.5% to 170% of base salary. The Committee also approved the performance metrics that will be used to determine the amount of fiscal year 2009 bonus awards for the NEOs and other participants within the MIP.
Under the terms of the MIP, one-third of an employee’s bonus is based on achieving a revenue objective, and one-third is based on achieving a non-GAAP net income objective. In calculating these measures, the Committee includes those items that it believes reflect the operating performance of the Company. Thus, the MIP does not require these measures to be GAAP financial measures. If a minimum threshold level less than the objective is achieved, bonuses will be awarded at 60% of the target amount and prorated for results between the minimum threshold and the objective. The remaining one-third of the bonus is based on certain strategic goals that will be defined by the Committee prior to the July 2008 board meeting. Participants in the MIP can have their bonus under each of the revenue and net income components increased by an additional 20% of the bonus target if a certain upside performance is achieved. The bonus will be prorated for results between the objective and the upside performance. Bonus targets for product line personnel are treated in a slightly different manner. Product line personnel will have two-thirds of the revenue and non-GAAP net income portions of their goals replaced by objectives more focused on their product line responsibilities as established by the Chief Executive Officer. No product line personnel are currently executive officers. The portion of the bonus relating to revenue and non-GAAP net income objectives, excluding any increase due to exceeding the objective, are to be paid 75% in restricted stock and 25% in cash. Restricted stock awards vest 25% after each of the first two years after the date of the grant and the remaining 50% after the third year from the date of the grant. The restricted stock will be earned quarterly based on fiscal year-to-date achievement. The restricted stock portion of this bonus is adjusted for final full year-end results so that if the quarterly bonuses are not earned for failure to meet quarterly objectives, but the yearly objective is met, then the full restricted stock award will be made at year-end. The cash portion will be paid out after the end of the fiscal year based on full-year results. The strategic portion of the bonus and any increase due to exceeding objectives are paid in cash after the end of the fiscal year. All restricted stock awards under the MIP are approved by the Committee.

On April 30, 2008, the Committee also amended the Standard Microsystems Corporation 2006 Employee Stock Appreciation Rights Plan (“the 2006 SARS Plan”), and the 2005 Inducement Stock Option and Restricted Stock Plan of Standard Microsystems Corporation (“the 2005 Inducement Plan”) to increase the number of units that could be awarded under each applicable plan. The 2006 SARS Plan was amended to increase the number of SARs that could be awarded to employees by 2,000,000 SARs, to a total of 4,000,000 SARs. The 2005 Inducement Plan was amended to increase the number of stock options or restricted stock that could be awarded to new employees as an inducement to accept employment with the Company by 500,000 units, to a total of 2,460,000 units. The Committee amended each plan because in each case the Registrant was exhausting the existing capacity of the applicable plan and the Committee determined that it was necessary to have equity incentives available to attract, retain and motivate employees, and to align the interests of shareholders and employees.
This description of the amendments to the 2006 SARS Plan, and 2005 Inducement Plan is qualified in its entirety by the full text of the amendments to each of those plans attached hereto as Exhibits 10.2 and respectively and incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits
(c) Exhibits
10.1* — Form of fiscal year 2009 Management Incentive Plan award.
10.2* — Amendment to Standard Microsystems Corporation 2006 Employee Stock Appreciation Rights Plan
10.3* — Amendment to 2005 Inducement Stock Option and Restricted Stock Plan of Standard Microsystems Corporation

* Indicates a management contract or compensatory plan or arrangement.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDARD MICROSYSTEMS CORPORATION (Company)
Date: April 30, 2008	By:	/s/ STEVEN J. BILODEAU
Steven J. Bilodeau
Chairman, Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
10.1* — Form of fiscal year 2009 Management Incentive Plan award.

10.2* — Amendment to Standard Microsystems Corporation 2006 Employee Stock Appreciation Rights Plan

10.3* — Amendment to 2005 Inducement Stock Option and Restricted Stock Plan of Standard Microsystems Corporation

*	Indicates a management contract or compensatory plan or arrangement.

3